UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): June 5, 2007

CYBERLUX CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-33415	91-2048978
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4625 Creekstone Drive, Suite 130,Research Triangle Park, Durham, NC	27703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 474-9700

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 5, 2007, Cyberlux Corporation entered a Warrant Purchase Agreement with AJW Offshore, Ltd., AJW Partners, LLC, AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC to repurchase warrants to purchase an aggregate of 67,750,000 shares of common stock in exchange for $150,000.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Warrant Purchase Agreement, dated June 5, 2007, by and among Cyberlux Corporation, AJW Offshore, Ltd., AJW Partners, LLC, AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERLUX CORPORATION

Dated: June 14, 2007	By:	/s/ DON EVANS
Don Evans, Chief Executive Officer